EXHIBIT 10.3 - EMPLOYMENT AGREEMENT



                              EMPLOYMENT AGREEMENT


         Employment Agreement dated as of August 15, 1997, between Lebanon Valley National Bank, a national banking association (the "Bank"), and Kurt A. Phillips (the "Executive").

                                   BACKGROUND

         Executive is employed as the Executive Vice President and Chief Financial Officer of the Bank. Currently the Bank's parent, Keystone Heritage Group, Inc., and Fulton Financial Corporation ("FFC") have entered into a Merger Agreement of even date (the "Merger Agreement"). The Bank desires to employ Executive, and Executive desires to remain in the employ of the Bank, on the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.  Capacity and Duties

              1.1 Employment: Acceptance of Employment. The Bank hereby employs Executive and Executive hereby agrees to continue employment by the Bank for the period and upon the terms and conditions hereinafter set forth.

              1.2  Capacity and Duties.

                   (a) Executive shall initially serve as the Bank's Executive Vice President and Chief Financial Officer. Executive shall perform such other duties, shall serve in such other positions at the Bank, FFC or at an FFC affiliate bank and shall have such authority consistent with his position or duties as may from time to time reasonably be specified by the President of the Bank and the Boards of Directors of the Bank and FFC (the "Boards"). Executive shall report directly to President of the Bank and shall perform his duties for the Bank, FFC or an FFC affiliate bank principally at the Bank's offices located in Lebanon, Pennsylvania, FFC's offices in Lancaster, Pennsylvania or at such other locations determined by the Boards within a 30 mile radius of Lebanon, Pennsylvania, except for periodic travel that may be necessary or appropriate in connection with the performance of Executive's duties hereunder. In the event Executive performs duties for, or is appointed to a position with, FFC or another FFC affiliate bank, references as to the Bank herein shall include FFC or such other FFC affiliate bank, as appropriate.

                   (b) Executive shall devote his full working time, energy, skill and best efforts to the performance of his duties hereunder, in a manner that will faithfully and diligently further the business and interests of the Bank, and shall not be employed by or participate or engage in or be a part of in any manner the management or operation of any business enterprise other than the Bank without the prior written consent of the Boards, which consent may be granted or withheld in their sole discretion.



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Section 2.  Term of Employment

              2.1 Term.  The initial term of  Executive's  employment  hereunder shall  be  three  (3)  years  commencing  on the  effective  date of the  merger contemplated by the Merger Agreement unless further extended or sooner terminated in accordance with the provisions hereof.

Section 3.    Compensation

              3.1 Basic Compensation. As compensation for Executive's services during 1998, the Bank shall pay to Executive a salary of at the annual rate equal to Executive's salary and bonus for 1997 (determined under Bank's current compensation program), payable in periodic installments in accordance with the Bank's regular payroll practices in effect from time to time. For years subsequent to 1998, Executive's salary shall be in the amount of his salary for 1998 with such increases, if any, as may be established by the Bank's Compensation Committee in consultation with Executive. Executive's annual salary, as determined in accordance with this Section 3.1, is hereinafter referred to as his "Base Salary".

              3.2 Employee Benefits. In addition to the compensation provided for in Section 3.1, Executive shall be entitled during the term of his employment to participate in such of the Bank's employee benefit plans and benefit programs, including medical benefit programs, as may from time to time be provided for executive officers of the Bank.

              3.3 Vacation. Executive shall be entitled to a paid vacation during the term of his employment commensurate with vacations as may from time to time be provided for executive officers of the Bank.

              3.4 Expense Reimbursement. During the term of his employment, the Bank shall reimburse Executive for all reasonable expenses incurred by him in connection with the performance of his duties hereunder in accordance with its regular reimbursement policies as in effect from time to time and upon receipt of itemized vouchers therefor and such other supporting information as the Bank may reasonably require.

Section 4.    Termination of Employment

              4.1 Death of Executive. Executive's employment hereunder shall immediately terminate upon his death, upon which the Bank shall not hereafter be obligated to make any further payments hereunder other than amounts (including salary, expense reimbursement, etc.) accrued as of the date of Executive's death in accordance with generally accepted accounting principles.

              4.2 Disability of Executive. If Executive, in the reasonable opinion of the Board, is or has been materially unable for any reason to perform his duties hereunder for a period of 180 consecutive days, then the Board shall have the right to terminate Executive's employment upon 30 days' prior written notice to Executive at any time during the continuation of such inability, in which event the Bank shall not thereafter be obligated to make any further payments hereunder other than


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amounts (including salary,  expense  reimbursement) accrued under this Agreement as of the date of such termination in accordance with generally accepted accounting principles.

              4.3 Termination for Cause. Executive's employment hereunder shall terminate immediately upon notice that the Board is terminating Executive for "Cause" (as defined herein), in which event the Bank shall not thereafter be obligated to make any further payments hereunder other than amounts (including salary, expense reimbursement, etc.) accrued under this Agreement as of the date of such termination in accordance with generally accepted accounting principles. As used herein, "Cause" shall mean the following, provided that, in the case of circumstances described in clauses (c) through (d) below, Executive has failed to remedy the circumstances to the Board's satisfaction within 30 days following notice thereof to Executive:

                   (a)   fraud   committed  in   connection   with   Executive's
                         employment,   dishonesty,  theft,  misappropriation  or
                         embezzlement of the Bank's funds;

                   (b) conviction of any felony, crime involving fraud or misrepresentation, or of any other crime (whether or not connected with his employment) the effect of which is likely to adversely affect the Bank or its affiliates;

                   (c) repeated and consistent failure of Executive to be present at work during normal business hours unless the absence is because of a disability as described in
                         Section 4.2;

                   (d) insubordination, gross incompetence or misconduct in the performance of, or gross neglect of, Executive's duties hereunder; or

                   (e) use of alcohol or other drugs which interferes with the performance by Executive of his duties.

              4.4  Termination Without Cause; Termination for Good Reason.

                   (a)   In the event:

                         (i) Executive's employment is terminated by the Bank for any reason other than Cause or the death or disability of Executive; or

                         (ii) Executive's employment is terminated by Executive for "Good Reason" (as defined herein);

then the Bank shall continue to pay Executive all of the consideration provided for in Section 3.1 above (including the increases provided herein) during the remainder of the then-current term of Executive's employment and subject to the applicable provisions thereof, all stock options granted to Executive by Fulton Financial Corporation shall become immediately vested and exercisable on


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the date of such  termination and for 90 days  thereafter.  Executive shall also continue to receive employee benefits cited in Section 3.2.

                   (b) As used in this Section 4, the terms "persons" and "beneficial owners" have the same meanings as such terms under Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

                   (c) As used herein, the term "Good Reason" shall mean the following:

                         (i) material breach of the Bank's material obligations under this Agreement, provided that the Bank has not remedied such breach after notice and a reasonable opportunity to cure;

                         (ii) any decrease in Executive's Base Salary as increased during his term of employment pursuant to this Agreement (except for decreases that are in conjunction with decreases in executive salaries generally), any material reduction in Executive's duties or authority (subject to the provisions of Section 1.2(a) herein), and any material reduction in Executive's employee benefits below those required to be provided from time to time pursuant to Section 3.2 and 3.3;

                         (iii) The  Bank  requiring  Executive  to be based at a
                               location outside a 30 mile radius of Lebanon, Pennsylvania (other than in FFC's offices in Lancaster, Pennsylvania), except for reasonably required travel on the Bank's business.

              4.5 Voluntary Termination. In the event Executive's employment is voluntarily terminated by Executive without Good Reason, the Bank shall not be obligated to make any further payments hereunder other than amounts (including salary, expense reimbursement, etc.) accrued as of the date of Executive's termination in accordance with generally accepted accounting principles. Upon making the payments described in this Section 4.5, the Bank shall have no further obligation to Executive hereunder.

Section 5.  Restrictive Covenants

              5.1 Confidentiality. Executive acknowledges a duty of confidentiality owed to the Bank and shall not, at any time during or after his employment by the Bank, retain in writing, use, divulge, furnish, or make accessible to anyone, without the express authorization of the Board, any trade secret, private or confidential information or knowledge of the Bank or any of its affiliates obtained or acquired by him while so employed. All computer software, address books, rolodexes, business cards, telephone lists, customer lists, price lists, contract forms, catalogs, books, records, files and know-how acquired while an employee of the Bank, are acknowledged to be the property of the Bank and shall not be duplicated, removed from the Bank's possession or made use of other than in pursuit of the Bank's business and, upon termination of employment for any reason,


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Executive shall deliver to the Bank,  without further demand, all copies thereof which are then in his possession or under his control.

              5.2 Non-Competition. Except under the provisions of Sections 4.3 and 4.5, Executive shall not during the term of employment hereunder and for a period of three (3) years thereafter, directly or indirectly:

                   (a) engage, anywhere in the Commonwealth of Pennsylvania, in commercial banking;

                   (b) be or become a stockholder partner, owner, officer, director or employee or agent of, or a consultant to or give financial or other assistance to any person or entity considering engaging in commercial banking or so engaged;

                   (c) seek in competition with the business of the Bank or FFC to procure orders from or do business with any customer of the Bank or FFC;

                   (d) solicit, or contact with a view to the engagement or employment by, any person or entity of any person who is an employee of the Bank or FFC;

                   (e) seek to contract with or engage (in such a way as to adversely affect or interfere with the business of the Bank or FFC) any person or entity who has been contracted with or engaged to manufacture, assemble, supply or deliver products, goods, materials or services to the Bank; or

                   (f) engage in or participate in any effort or act to induce any of the customers, associates, consultants, or employees of the Bank, FFC or any of their affiliates to take any action which might be disadvantageous to the Bank, FFC or any of their affiliates; provided, however, that nothing herein shall prohibit the Executive and his affiliates from owning, as passive investors, in the aggregate not more than 5% of the outstanding publicly traded stock of any corporation so engaged.

              For the purpose of the foregoing, FFC shall be deemed to refer to FFC and all of its present or future affiliates.

              5.3  Injunctive and Other Relief.

                   (a) Executive acknowledges and agrees that the covenants contained herein are fair and reasonable in light of the consideration paid hereunder, and that damages alone shall not be an adequate remedy for any breach by Executive of his covenants contained herein and accordingly expressly agrees that, in addition to any other remedies which the Bank may have, the Bank shall be entitled to injunctive relief in any court of competent jurisdiction for any breach or threatened breach of any such covenants by Executive. Nothing contained herein shall prevent or delay the


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Bank from seeking, in any court of competent jurisdiction,  specific performance or other equitable remedies in the event of any breach or intended breach by Executive of any of its obligations hereunder.

                   (b) Notwithstanding the equitable relief available to company, the Executive, in the event of a breach of his covenants contained in
Section 5 hereof, understands and agrees that the uncertainties and delay inherent in the legal process would result in a continuing breach for some period of time, and therefore, continuing injury to the Bank until and unless the Bank can obtain such equitable relief. Therefore, in addition to such equitable relief, the Bank shall be entitled to monetary damages for any such period of breach until the termination of such breach, in an amount deemed reasonable to cover all actual and consequential losses, plus all monies received by Executive as a result of said breach and all costs and attorney's fees incurred by the Bank in enforcing this Agreement. If Executive should use or reveal to any other person or entity any confidential information, this will be considered a continuing violation on a daily basis for so long a period of time as such confidential information is made use of by Executive or any such other person or entity.


Section 6.  Miscellaneous.

              6.1 Invalidity. If any provision hereof is determined to be invalid or unenforceable by a court of competent jurisdiction, Executive shall negotiate in good faith to provide the Bank with protection as nearly equivalent to that found to be invalid or unenforceable and if any such provision shall be so determined to be invalid or unenforceable by reason of the duration or geographical scope of the covenants contained therein, such duration or geographical scope, or both, shall be considered to be reduced to a duration or geographical scope to the extend necessary to cure such invalidity.

              6.2 Assignment: Benefit. This Agreement shall not be assignable by Executive, and shall be assignable by the Bank only to any affiliate or to any person or entity which may become a successor in interest (by purchase of assets or stock, or by merger, or otherwise) to the Bank in the business or a portion of the business presently operated by it. Subject to the foregoing, this Agreement and the rights and obligations set forth herein shall inure to the benefit of, and be binding upon, the parties hereto and each of their respective permitted successors, assigns, heirs, executors and administrators.

              6.3 Notices. All notices hereunder shall be in writing and shall be sufficiently given if hand-delivered, sent by documented overnight delivery service or registered or certified mail, postage prepaid, return receipt requested or by telegram, fax or telecopy (confirmed by U. S. mail), receipt acknowledged, addressed as set forth below or to such other person and/or at such other address as may be furnished in writing by any party hereto to the other. Any such notice shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefor, in all other cases. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given as provided in this Agreement; provided that nothing herein shall be deemed to affect the right of any party to serve process in any other manner permitted by law.


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                   (a)   If to the Bank:

                         Lebanon Valley National Bank
                         555 Willow Street
                         Lebanon, PA 17046

                         Attention:

                   (b)   If to Executive:

                         1480 Old Hickory Lane
                         Lebanon, Pennsylvania 17046

              6.4 Entire Agreement and Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all prior agreements and understandings with respect thereto. The existing employment agreement between the Bank and Executive shall be terminated, with no further rights or obligations thereunder due to or from either party, as of the effective date of the merger contemplated by the Merger Agreement. Any amendment, modification, or waiver of this Agreement shall not be effective unless in writing. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power, or privilege with respect to any occurrence be constr led as a waiver of any right, remedy, power, or privilege with respect to any other occurrence.

              6.5 Governing Law. This Agreement is made pursuant to, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania (and United States federal law, to the extent applicable), without giving effect to otherwise applicable principles of conflicts of law.

              6.6 Headings; Counterparts. The headings of paragraphs in this Agreement are for convenience only and shall not affect its interpretation. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall be deemed to constitute but one and the same Agreement.

              6.7 Further Assurances. Each of the parties hereto shall execute such further instruments and take such other actions as any other party shall reasonably request in order to effectuate the purposes of this Agreement.



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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date first above written.


                                    LEBANON VALLEY NATIONAL BANK


                                    By:Executive Vice President
                                       -----------------------------------------
                                            Title


                                       /s/ Kurt A. Phillips
                                       -----------------------------------------
                                            Kurt A. Phillips